FIRST FUNDS

                 Capital Appreciation Portfolio

                 SUPPLEMENT DATED JUNE 26, 2000
               TO THE OCTOBER 28, 1999 PROSPECTUS

This supplement provides new information beyond that contained in the prospectus, and should be read in conjunction with such prospectus.


The first sentence to the second paragraph on page 1 of the prospectus under the heading "Principal Investment Strategies" is deleted in its entirety and the following language is inserted:

     "Under normal market conditions, DMC currently intends to invest at least 80% of the Portfolio's total assets in equity securities of companies with market capitalizations generally between $200 million and $2 billion at the time of purchase, with an average market capitalization of the Portfolio not to exceed $1.5 billion.

The first sentence to the second paragraph on page 4 of the prospectus under the heading "Principal Investment Strategies" is deleted in its entirety and the following language is inserted:

     "Under normal market conditions, DMC currently intends to invest at least 80% of the Portfolio's total assets in equity securities of companies with market capitalizations generally between $200 million and $2 billion at the time of purchase, with an average market capitalization of the Portfolio not to exceed $1.5 billion.